UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2022

EXP WORLD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38493	98-0681092
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2219 Rimland Drive, Suite 301

Bellingham, WA 98226

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (360) 685-4206

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(g) of the Act:

Common Stock, par value $0.00001 per share	EXPI	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 20, 2022, eXp World Holdings, Inc. (the “Company”, “us”, “we”, or “our”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was April 22, 2022. At the close of business on that date, the Company had 149,501,511 shares of Common Stock issued and outstanding. At the Annual Meeting, the Company’s stockholders voted on four proposals, which are described in more detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 27, 2022. The preliminary voting results for the four proposals are set forth below and are subject to change. If the results change, the Company will file an amendment to this current report on Form 8-K to disclose the final results within four business days after they are known.

1.	Election of Directors

Our stockholders elected each of Dan Cahir, Darren Jacklin, Eugene Frederick, Glenn Sanford, Jason Gesing, Monica Weakley, and Randall Miles to serve until our 2023 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, or removal. Set forth below are the preliminary results of the stockholder vote on this proposal:

Name of Nominee	Number of Votes Cast For	Number of Votes Cast Against	Number of Abstentions	Broker Non-Votes
Dan Cahir	51,921,943	503,916	819,064	20,291,277
Darren Jacklin	52,071,596	1,093,696	79,631	20,291,277
Eugene Frederick	47,319,391	5,142,017	783,515	20,291,277
Glenn Sanford	36,487,673	16,581,187	176,063	20,291,277
Jason Gesing	37,021,765	16,185,988	37,170	20,291,277
Monica Weakley	47,260,771	5,123,598	860,554	20,291,277
Randall Miles	52,067,639	1,099,170	78,114	20,291,277

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

Our stockholders ratified the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. Set forth below are the results of our stockholder vote on this proposal:

Number of votes cast for the proposal	73,227,454
Number of votes cast against the proposal	137,954
Number of abstentions	170,792

3.	Approval, on an Advisory Basis, of 2021 Named Executive Officer Compensation

Our stockholders approved, on a nonbinding basis, 2021 compensation to our named executive officers. Set forth below are the results of the stockholder vote on this proposal:

Number of votes cast for the proposal	51,893,804
Number of votes cast against the proposal	534,580
Number of abstentions	816,539
Broker non-votes	20,291,277

Item 7.01Regulation FD Disclosure.

In the press release issued on June 20, 2022, and attached hereto as Exhibit 99.1, the Company announced that its subsidiary entered into an agreement to acquire Zoocasa Realty Inc. and its related technology properties, including Zoocasa.com.

The information in this Item 7.01 shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such filing.

The information in this report and Exhibit 99.1 hereto may contain “forward-looking statements” within the meaning of the Securities Act and the Exchange Act. Forward-looking statements in this document and the exhibit include, without limitation, statements regarding the Company’s expectations as to the completion and timing of the acquisition and the anticipated growth of the Zoocasa business. These forward-looking statements are subject to assumptions, risks and uncertainties that may change at any time, and actual results could differ materially from those expressed in any forward-looking statements. Factors that could cause actual results to differ include, among other things: risks and uncertainties associated with market conditions, the satisfaction of closing conditions related to the acquisition, and other risks and uncertainties discussed in the Company’s filings with the SEC, including the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. The Company undertakes no obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press release dated June 20, 2022
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eXp World Holdings, Inc.
(Registrant)

Date: June 22, 2022	/s/ James Bramble
James Bramble
General Counsel